Rule 497(e)

File Nos. 2-75503

811-03364

Maxim Series Fund, Inc.

SUPPLEMENT DATED NOVEMBER 8, 2005

TO THE PROSPECTUS DATED MAY 1, 2005

Maxim U.S. Government Securities Portfolio

Maxim U.S. Government Mortgage Securities Portfolio

This Supplement provides new and additional information beyond that contained in the Prospectus, dated May 1, 2005, and should be read in conjunction with the Prospectus.

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Under the sections entitled “Principal Investment Strategies” for each of the Maxim U.S. Government Securities and Maxim U.S. Government Mortgage Securities Portfolios, appearing on pages 6-7 and 8, respectively, of the Prospectus dated May 1, 2005, add the following bullet point after the last bullet point in those sections:

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Invest in dollar rolls and/or mortgage dollar rolls with up to 20% of its net assets. In a dollar roll transaction, the Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities (the same type and coupon) on a specified future date from the same party. In a mortgage dollar roll transaction, the Portfolio sells a mortgage-backed security from its portfolio to another party and agrees to buy a substantially similar security from the same party at a set price at a specified later date. Dollar rolls and mortgage dollar rolls involve the risk that the market value of the securities that the Portfolio is committed to buy may decline below the price of the securities the Portfolio has sold.

Please keep this Supplement for future reference.